FFMLT 2005-FF3
Credit Risk Manager Report
August 2005
Copyright 2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to The Murrayhill
Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Table of Contents
Section One Executive Summary
Section Two Prepayment Premium Analysis
Section Three Analytics

Copy 2005 The Murrayhill Company. All Rights Reserved.

Section One
Executive Summary

Copyright 2005 The Murrayhill Company. All Rights Reserved.

FFMLT 2005-FF3
Executive Summary
August 2005

Transaction Summary

Closing Date: 04/29/2005
Depositor: Structured Asset Securities Corporation
Trustee(s): U. S. Bank
Securities Administrator: First Security Investor Reporting
Master Servicer: Aurora Loan Services Master Servicing
Servicer(s): National City Mortgage
Delinquency Reporting Method: OTS1

Collateral Summary Closing Date 7/31/2005 2 7/31/2005
as a Percentage
of Closing Date
Collateral Balance $770,270,704 $723,915,514 93.98%
Loan Count 3,444 3,271 94.98%

1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Hurricane Katrina: Deal Exposure
We have identified 16 loans with a total balance of $1,672,468 in this security that may be affected by Hurricane Katrina. The loans were identified through FEMA designated counties (Zip Codes). We will place the current delinquent loans that are located in the affected areas on our Watchlist for further monitoring in the upcoming months. Also, because the maximum amount of FEMA flood insurance that is allowed for residential properties is $250,000, we will be adding those loans with property values that exceed that amount to the Watchlist. We will continue to monitor these loans for delinquency status and losses that may arise from the damages in the upcoming months and to ensure that each loss is mitigated to the servicers best ability, including ensuring that proper insurance claims are filed.

Repurchased Loans
During the 8/25/2005 remittance, 10 loans were repurchased from this security because they were first payment defaults. Per language in the prospectus supplement for this security, no loan will be included which was more than 30 days delinquent prior to securitization. Borrowers for six out of the 10 loans missed their first payment to the issuer and four out of the 10 loans missed both the first payment to the issuer and the first payment to the trust after securitization. A total of
$2,648,397 was remitted to the trust for the repurchase of the ten loans.
Please reference the table below which details the 10 repurchased loans.

8/25/2005 Repurchased Loans:

Loan Number Repurchased Amount*
6355824
$104,564
6356101 $215,312
6354512 $106,271
6354763 $209,454
6355135 $193,543
6353194 $48,108
6353564 $177,758
6355700 $499,654
6353718 $611,483
6354846 $482,250

*Amount represents total principal and interest remitted to the trust during the 8/25/2005 remittance.

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Collateral Statistics
Loan Count Summed Balance
First Payment Defaults 0 $0
Early Payment Defaults* 20 $3,325,227
*A default that occurs on the second or third scheduled payment

Prepayments

Remittance Beginning
Total Percentage
Date Collateral Prepayments of Prepayment
Balance

8/25/2005 $743,200,605 $19,265,767 2.59
7/25/2005 $755,414,294 $11,988,233 1.59
6/25/2005 $765,336,256 $9,693,981 1.27

Prepayment Premium Analysis
During the 8/25/2005 remittance, 40 loans with active prepayment premium flags were paid off and the servicer remitted premiums for all 40 loans. A total of $264,892 was remitted to the P Class.

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section Two
Prepayment Premium Analysis

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Reconciliation for Prepayment Premiums for FFMLT 2005-FF3
Mortgage Data Through: July 31, 2005

Section 1: Prepayment premiums remitted to the P Class by the trustee.
This information is taken from the Statement of
Certificateholders prepared by the trustee.

Trustee Remittance Date
Class 25-Aug-05 25-May-05 25-Jun-05 25-Jul-05
P Class $264,892 $87,672 $90,481 $186,329

Section 2: Prepayment premiums collected by the servicer and remitted to the trustee. This information is reported to Murrayhill by the servicer each month.

Section 3: Reconciliation of the amount remitted to the P Class by the trustee and the amounts remitted by the servicer to the trustee.

Trustee Remittance Date
Servicer 25-Aug-05 25-Jun-05 25-May-05 25-Jul-05
TOTAL $264,892 $87,672 $90,481 $186,329

Amount remitted to the P Class: $264,892
Amount remitted by servicer: $264,892
Difference: $0

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Aggregate Paid-Off Loans Report for FFMLT 2005-FF3
Mortgage Data Through: July 31, 2005

Trustee Remittance Date: 25-Aug-05 25-Jul-05 25-Jun-05 25-May-05

Loans with Active Prepayment
Flags with Premiums Remitted (A) 40 32 13 13

Loans without Prepayment Flags
with Premiums Remitted
0 0 0 0

Total Loans with Premiums Remitted (B) 40 32 13 13

Loans with Active Prepayment Flags (C) 40 32 13 13

Loans without Prepayment
0 0 0 0
Flags with Premiums Remitted

Subtotal (D)
40 32 13 13

Premiums Remitted for
Loans with Active Prepayment Flags (A/C) 100% 96.97% 100% 100%

Total Loans with Premiums
Remitted to the Subtotal (B/D)
100% 96.97% 100% 100%
Total Paid-Off Loans (E) 67 49 36 19

Total Loans with Premiums
Remitted to the Total Paid-Off Loans (B/E) 59.70% 65.31% 36.11% 68.42%

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loan Exception Report for FFMLT 2005-FF3
Mortgage Data Through: July 31, 2005
TOTAL

Total Paid-Off Loans with Flags 48
Less Exceptions:
Loans with Expired Prepayment Clauses
(as stated in the Note)*
0

Loans that Contained a Clause Allowing Prepayment
Premiums to be Waived at the Time of Liquidation* 0

Loans that were Liquidated from REO Status* 0

Loans that were repurchased 8

Loans with Discrepancies between the Data File and
the Note* 0

Defaulted Liquidated Loans that Could Not Have
Premiums Collected because of the Acceleration of the 0
Debt*
Loans that were Liquidated Through Loss Mitigation
Efforts* 0

Total Paid-Off Loans with Active Prepayment Flags (C) 40
Other Exceptions:

Paid-Off Loans that Did Not have Premiums Collected
because of State Statutes 0

Paid-Off Loans with Active Prepayment Flags that Did
Not Have Premiums Remitted 0

* These categories are mutually exclusive.

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans With Prepayment Flags for FFMLT 2005-FF3
Mortgage Data Through: July 31, 2005
% of PPP
Loan Delinquency Origination PPP Expiration Payoff PPP to Payoff
String Date Flag Date Balance Remitted Balance Comments
Number
6355824
3CC0 12/30/2004 2 12/30/2006 $103,938 $0 0% repurchased
6354763 C3C0 1/5/2005 2 1/5/2007 $208,500 $0 0% repurchased
6355700 CCC0 1/7/2005 2 1/7/2007 $496,903 $0 0% repurchased
6353564 3690 1/14/2005 2 1/14/2007 $176,80 $0 0%
repurchased
6356101 3690 1/26/2005 2 1/26/2007 $213,952 $0 0% repurchased
6355135 C330 1/14/2005 3 1/14/2008 $192,800 $0 0% repurchased
6354512 CC30 1/26/2005 3 1/26/2008 $105,600 $0 0% repurchased
6353718 3690 1/26/2005 3 1/26/2008 $608,000 $0 0% repurchased
6353829 CCC0 12/30/2004 1 12/30/2005 $322,863 $9,267 3%
6355489 CCC0 12/6/2004 2 12/6/2006 $179,822 $6,435 4%
6352995 CCC0 12/22/2004 2 12/22/2006 $240,409 $6,485 3%
6355628 CCC0 12/27/2004 2 12/27/2006 $173,945 $4,116 2%
6356126 CCC0 1/5/2005 2 1/5/2007 $387,008 $8,254 2%
6356267 CCC0 1/5/2005 2 1/5/2007 $281,101 $8,387 3%
6356262 CCC0 1/6/2005 2 1/6/2007 $232,233 $5,152 2%
6355495 CCC0 1/6/2005 2 1/6/2007 $193,680 $5,930 3%
6354619 CCC0 1/7/2005 2 1/7/2007 $96,486 $2,562 3%
6354803 CCC0 1/10/2005 2 1/10/2007 $79,808 $2,070 3%
6353396 CCC0 1/11/2005 2 1/11/2007 $204,075 $4,647 2%
6353434 CCC0 1/11/2005 2 1/11/2007 $500,383 $14,469 3%
6354536 CCC0 1/12/2005 2 1/12/2007 $67,609 $1,155 2%
6353402 CCC0 1/12/2005 2 1/12/2007 $483,49 $10,360 2%
6354811 CCC0 1/13/2005 2 1/13/2007 $138,261 $4,471 3%
6353988 CCC0 1/14/2005 2 1/14/2007 $232,747 $7,563 3%
6354783 CCC0 1/14/2005 2 1/14/2007 $404,756 $10,734 3%
6356347 CCC0 1/20/2005 2 1/20/2007 $182,451 $5,059 3%
6352940 CCC0 1/24/2005 2 1/24/2007 $303,247 $8,189 3%
6354472 CCC0 1/26/2005 2 1/26/2007 $120,670 $3,204 3%
6355886 CCC0 1/26/2005 2 1/26/2007 $176,661 $5,100 3%
6353250 CCC0 1/27/2005 2 1/27/2007 $227,148 $5,271 2%
6355258 CCC0 12/2/2004 3 12/2/2007 $324,623 $8,679 3%
6354317 CCC0 12/9/2004 3 12/9/2007 $276,378 $8,085 3%
6355936 CCC0 12/15/2004 3 12/15/2007 $273,464 $6,906 3%
6355377 CCC0 12/27/2004 3 12/27/2007 $307,845 $7,895 3%
6354166 CCC0 1/6/2005 3 1/6/2008 $294,871 $7,384 3%
6353419 CCC0 1/10/2005 3 1/10/2008 $119,612 $2,948 2%
6353231 CCC0 1/12/2005 3 1/12/2008 $145,936 $3,570 2%
6354826 CCC0 1/13/2005 3 1/13/2008 $337,739 $7,391 2%
6354229 CCC0 1/14/2005 3 1/14/2008 $216,423 $4,946 2%
6355402 CCC0 1/19/2005 3 1/19/2008 $161,116 $4,808 3%
6354737 CCC0 1/21/2005 3 1/21/2008 $215,293 $5,304 2%
6355918 CCC0 1/24/2005 3 1/24/2008 $439,208 $10,691 2%
6353502 CCC0 1/25/2005 3 1/25/2008 $146,544 $2,803 2%
6353698 CCC0 1/26/2005 3 1/26/2008 $142,377 $4,120 3%
6353226 CCC0 1/26/2005 3 1/26/2008 $445,949 $15,043 3%

Section Three
Analytics
Copyright 2005 The Murrayhill Company. All Rights Reserved.

FFMLT 2005-FF3 FICO Distribution by Status
Mortgage Data Through: July 31, 2005
FICO Delinquency Percentage
540
Current 0.021
540 Delinquent 0.107
540 Paid Off 0.046
550 Current 0.03
550 Delinquent 0.089
550 Paid Off 0.04
560 Current 0.047
560 Delinquent 0.071
560 Paid Off 0.029
570 Current 0.055
570 Delinquent 0.179
570 Paid Off 0.075
580 Current 0.034
580 Delinquent 0.054
580 Paid Off 0.064
590 Current 0.015
590 Delinquent 0.036
590 Paid Off 0.023
600 Current 0.044
600 Delinquent 0.125
600 Paid Off 0.029
610 Current 0.064
610 Delinquent 0.054
610 Paid Off 0.035
620 Current 0.073
620 Delinquent 0.054
620 Paid Off 0.081
630 Current 0.077
630 Delinquent 0.089
630 Paid Off 0.04
640 Current 0.084
640 Paid Off 0.075
650 Current 0.086
650 Delinquent 0.018
650 Paid Off 0.092
660 Current 0.073
660 Delinquent 0.018
660 Paid Off 0.081
670 Current 0.058
670 Paid Off 0.046
680 Current 0.049
680 Delinquent 0.036
680 Paid Off 0.064
690 Current 0.045
690 Delinquent 0.018
690 Paid Off 0.04
700 Current 0.029
700 Paid Off 0.04
710 Current 0.027
710 Paid Off 0.029
720 Current 0.02
720 Paid Off 0.017
730 Current 0.014
730 Paid Off 0.035
740 Current 0.011
740 Delinquent 0.018
740 Paid Off 0.012
750 Current 0.014
750 Delinquent 0.018
760 Current 0.01
760 Paid Off 0.006
770 Current 0.007
780 Current 0.006
780 Delinquent 0.018
790 Current 0.003
800 Current 0.002
810 Current 0.001

Status # of Loans
Average Std. Deviation
Current 3,215 639 53.66
Delinquent 56 598 53.361
Paid Off 173 633 53.772
Total: 3,444

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Loan-to-Value Distribution by Status
Mortgage Data Through: July 31, 2005
LTV Delinquency Percentage
0.1
Current 0
0.2 Current 0.001
0.3 Current 0.003
0.3 Paid Off 0.006
0.4 Current 0.005
0.5 Current 0.015
0.5 Paid Off 0.012
0.6 Current 0.028
0.6 Paid Off 0.046
0.6 Delinquent 0.018
0.7 Paid Off 0.127
0.7 Delinquent 0.107
0.7 Current 0.073
0.8 Paid Off 0.41
0.8 Delinquent 0.518
0.8 Current 0.535
0.9 Paid Off 0.277
0.9 Current 0.24
0.9 Delinquent 0.179
1 Delinquent 0.179
1 Paid Off 0.121
1 Current 0.099

Status # of Loans
Average Std. Deviation
Current 3,215 0 0
Delinquent 56 0 0
Paid Off 173 0 0
Total: 3,444

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Balance Distribution by Status
Mortgage Data Through: July 31, 2005
Balance
Delinquency Percentage
30000 Current 0.002
40000 Current 0.013
40000 Delinquent 0.054
50000 Current 0.016
50000 Delinquent 0.107
60000 Current 0.024
60000 Delinquent 0.036
70000 Current 0.035
70000 Delinquent 0.036
80000 Current 0.032
80000 Delinquent 0.036
90000 Current 0.039
90000 Delinquent 0.054
100000 Current 0.043
100000 Delinquent 0.071
110000 Current 0.039
110000 Delinquent 0.054
120000 Current 0.049
120000 Delinquent 0.018
130000 Current 0.038
130000 Delinquent 0.036
140000 Current 0.036
140000 Delinquent 0.018
150000 Current 0.038
150000 Delinquent 0.036
160000 Current 0.049
170000 Current 0.042
170000 Delinquent 0.089
180000 Current 0.039
190000 Current 0.029
200000 Current 0.031
200000 Delinquent 0.018
210000 Current 0.026
210000 Delinquent 0.036
220000 Current 0.027
220000 Delinquent 0.036
230000 Current 0.021
240000 Current 0.022
240000 Delinquent 0.054
250000 Current 0.021
260000 Current 0.02
260000 Delinquent 0.018
270000 Current 0.014
270000 Delinquent 0.018
280000 Current 0.015
280000 Delinquent 0.018
290000 Current 0.014
290000 Delinquent 0.018
300000 Current 0.012
300000 Delinquent 0.018
310000 Current 0.011
310000 Delinquent 0.018
320000 Current 0.013
330000 Current 0.013
330000 Delinquent 0.018
340000 Current 0.014
350000 Current 0.011
360000 Current 0.007
360000 Delinquent 0.018
370000 Current 0.005
380000 Current 0.01
390000 Current 0.007
390000 Delinquent 0.036
400000 Current 0.007
410000 Current 0.005
420000 Current 0.005
430000 Current 0.005
440000 Current 0.005
450000 Current 0.006
460000 Current 0.004
470000 Current 0.003
480000 Current 0.003
490000 Current 0.002
500000 Current 0.003
510000 Current 0.005
520000 Current 0.005
530000 Current 0.005
530000 Delinquent 0.018
540000 Current 0.005
550000 Current 0.004
560000 Current 0.003
570000 Current 0.004
580000 Current 0.004
590000 Current 0.002
600000 Current 0.004
610000 Current 0.002
620000 Current 0.001
630000 Current 0.002
640000 Current 0.003
650000 Current 0.004
670000 Current 0
700000 Current 0.003
710000 Current 0.001
720000 Current 0.002
730000 Current 0.001
740000 Current 0.001
750000 Current 0.002
760000 Current 0.001
760000 Delinquent 0.018
780000 Current 0
800000 Current 0.002
810000 Current 0
840000 Current 0.001
850000 Current 0.001
860000 Current 0
870000 Current 0.002
880000 Current 0.001
890000 Current 0
910000 Current 0
920000 Current 0
930000 Current 0.001
980000 Current 0
1040000 Current 0

Status # of Loans
Average Std. Deviation
Current 3,215 222,119.56 154,060.37
Delinquent 56 175,020.41 134,173.05
Total: 3,271

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Mortgage Type Distribution by Status
Mortgage Data Through: July 31, 2005

Mortgage Type
Delinquency Percentage
Investment Home Current 0.027
Investment Home Paid Off 0.075
Primary Home Current 0.963
Primary Home Delinquent 1
Primary Home Paid Off 0.913
Second Home Current 0.01
Second Home Paid Off 0.012

Mortgage Type
Loan Total Avg. S td. Deviation
Count Balance Balance
ARM 2,998 663,057,284.26 221,166.54 161,175.74
Fixed 446 60,858,229.58 136,453.43 103,879.40
Total: 3,444 723,915,513.84

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Mortgage Term Distribution by Status
Mortgage Data Through: July 31, 2005
Mortgage Term
Delinquency Percentage
180 Current 0.021
240 Current 0
360 Current 0.979
360 Delinquent 1
360 Paid Off 1

# of Loans
Other 120 180 240 360
3,444 0 0 67 1 3376

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Mortgage Purpose Distribution
Mortgage Data Through: July 31, 2005

Origination Statistics

Purpose
Number Percentage

Cash-out refinance 1,634 47.4%
Purchase
1,562 45.4%
Rate/term refinance 246 7.1%
Home Improvement 0 0.0%
Other 2 0.1%
Total 3,444 100%

Current Loans

Purpose
Number Percentage
Cash-out refinance 1,520 47.3%
Purchase
1,457 45.3%
Rate/term refinance 236 7.3%
Home Improvement 0 0.0%
Other 2 0.1%
Total 3,215 100%

Delinquent Loans

Purpose
Number Percentage
Cash-out refinance 21 37.5%
Purchase 33 58.9%
Rate/term refinance 2 3.6%
Home Improvement 0 0.0%
Other 0 0.0%
Total 56 100%

Paid Off Loans

Purpose
Number Percentage
Cash-out refinance 93 53.8%
Purchase 72 41.6%
Rate/term refinance 8 4.6%
Home Improvement 0 0.0%
Other 0 0.0%
Total 173 100%

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Ownership Distribution by Status
Mortgage Data Through: July 31, 2005

Ownership Type
Delinquency Percentage
Investment Home Current 0.027
Investment Home Paid Off 0.075
Primary Home Current 0.963
Primary Home Delinquent 1
Primary Home Paid Off 0.913
Second Home Current 0.01
Second Home Paid Off 0.012

Title
# of Loans
Investment Home 101
Primary Home 3,310
Second Home 33
Total:
3,444

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Delinquent Count Over Time
Mortgage Data Through: July 31, 2005

AsOfDate
30 Days 60 Days 90 Days Foreclosure REO
4/30/2005 6 0 0 0 0
5/31/2005 18 4 0 0 0
6/30/2005 35 6 4 0 0
7/31/2005 34 15 4 3 0

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Delinquent Balance Over Time
Mortgage Data Through: July 31, 2005

AsOfDate
30 Days 60 Days 90 Days
Foreclosure
4/30/2005 1267300 0 0 0 0
5/31/2005 3261683.45 1047800 0 0 0
6/30/2005 5287943.63 623506.05 1047800 0
7/31/2005 6031902.89 2385734.03 1018217.74 365288.31

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Conditional Prepayment Rates
Mortgage Data Through: July 31, 2005

Date Distribution Date
CPR 3-Month MA
7/31/2005 8/25/2005 27.10% 19.80%
6/30/2005 7/25/2005 17.50%
5/31/2005 6/25/2005 14.22%
4/30/2005 5/25/2005 7.19%

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Historical SDA Performance
Mortgage Data Through: July 31, 2005

Weighted Monthly
Date Average Default Default CDR SDA SDA
Age Amt Rate (F-R) Curve %
31-Jul-05 6.30 $0 0.00% 0.00% 0.13% 0%
30-Jun-05 5.29 $0 0.00% 0.00% 0.11% 0%
31-May-05 4.29 $0 0.00% 0.00% 0.09% 0%
30-Apr-05 3.29 $0 0.00% 0.00% 0.07% 0%

Averages:
4.79 $0 0.00% 0.00% 0.10% 0%

Copyright 2005, The Murrayhill Company. All rights reserved.